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KonaRed Expands Presence Across
Canada With Product Availability at
More Than 80 Save-On-Foods
Locations

Canada’s Largest Western Grocery Chain, Overwaitea Food Group, to Help Spread the KonaRed Brand Throughout B.C. and Alberta

February 14, 2014. Kalaheo, Hawaii - KonaRed Corporation (www.KonaRed.com ) (OTCBB: KRED), developers of the powerful Hawaiian Coffee Fruit wellness beverage which is sold in select Whole Foods, Safeway, Sprouts, 7-Eleven, and many other retail outlets throughout the U.S. and Canada, has announced that it is expanding its presence in Canada, as its 16oz. KonaRed Original is beginning to make its way onto the shelves in more than 80 Save-On-Foods stores. The announcement was made today by Mr. Shaun Roberts, CEO of KonaRed Corporation.

Save-On-Foods has 80 plus locations throughout British Columbia and Alberta, Canada. It is part of the Overwaitea Food Group (OFG), Canada’s largest Western grocery chain and operates more than 120 stores under the Save-On-Foods, Overwaitea Foods, Urban Fare, Cooper’s Foods, and PriceSmart Foods brands.

“This is a big step forward in Canada for KonaRed with an opportunity to reach a broad base of customers. OFG has stores spread across many regions so the exposure is huge for our brand. We’re excited to have KonaRed widely available for our growing number of Canadian consumers,” stated KonaRed Brand Manager, Zach Wilczewski.

About KonaRed Corporation KonaRed Corporation is in the business of bringing the health and wellness attributes of Hawaiian Coffee fruit to the masses. KonaRed Corporation has developed an innovative, state of the art, proprietary process that produces antioxidant-packed extracts and powders from Hawaiian Coffee Fruit which are used in its Antioxidant Juices, Organic Green Teas, and On-the-Go Packs, as well as ingredients which can be added to food, beverages, and nutritional products. The company is headquartered in Kalaheo, Hawaii, and its products are sold in select Whole Foods, Albertsons, Safeway, Sprouts, Wal-mart, 7- Eleven, and many other retail outlets throughout the US and Canada. For Investor Relations information about the company, contact IR@KonaRed.com. For Media Inquiries, contact PR@KonaRed.com.

Forward Looking Statements: Statements in this document contain certain forward-looking statements within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on many assumptions and estimates and are not guarantees of future performance. In particular, this release contains forward-looking statements relating to the expansion of KonaRed products and their availability in Save-On-Foods locations in Canada. These statements may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of KonaRed to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, among other factors, the actual date KonaRed products will be available in each Save-On-Foods location and the degree of exposure KonaRed products will have among Save-On-Foods’ customers. KonaRed assumes no obligation to publicly update or revise these forward-

looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Our actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation those set forth as “Risk Factors” in our filings with the SEC. There may be other factors not mentioned above or included in the Company’s SEC filings that may cause actual results to differ materially from those projected in any forward-looking statement The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments, except as required by securities laws. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this press release and, except as required by applicable laws, the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Readers should also refer to the risk disclosures outlined in the Company’s quarterly reports on Form 10-Q, annual reports on Form 10-K and the Company’s other disclosure documents filed from time-to-time with the SEC at www.sec.gov and the Company’s interim and annual filings and other disclosure documents filed from time-to- time on SEDAR at www.sedar.com.

Contact: KonaRed Corporation Investor Relations
Email: IR@KonaRed.com
Website: www.KonaRed.com